UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 13, 2010

                             Oneida Financial Corp.
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             (Exact name of registrant as specified in its charter)

          Federal                      000-25101               16-1561678
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(State or other jurisdiction       (SEC File Number)          (IRS Employer
     of incorporation)                                      Identification No.)

                  182 Main Street, Oneida, New York 13421-1676
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                    (Address of principal executive offices)
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       Registrant's telephone number, including area code: (315) 363-2000


                                 Not Applicable
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          (Former name or former address, if changed since last report)



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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(C))


Item 8   Other Events
         ------------

         Oneida Financial Corp. declared a cash dividend of $0.24 per share on the Company's common stock for the six month period ended December 31, 2009. The dividend is payable to shareholders of record as of January 29, 2010 and will be paid on February 9, 2010.






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                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           Oneida Financial Corp.


DATE:  January 13, 2010             By:    /s/ Michael R. Kallet
                                           -------------------------------------
                                           Michael R. Kallet
                                           President and Chief Executive Officer






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                                  EXHIBIT INDEX
                                  -------------

99.1     News  release  dated  January  13,  2010   announcing  the  semi-annual
         dividend.